UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 10, 2011

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 –Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Alaska Communications Systems Group, Inc.(the “Company”) was held on June 10, 2011. Shareholders representing 40,589,340 shares, or 89.72%, of the common shares outstanding as of the April 21, 2011 record date were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstention and non-votes, as applicable, are set forth below:

Proposal 1 - Election of Board of Directors;

The eight (8) nominees to serve as directors, which constituted the entire board of directors as of the meeting date, were all reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Anand Vadapalli	22,468,255	262,536	56,869	17,801,680
Brian D. Rogers	22,475,657	257,209	54,795	17,801,679
Gary R. Donahee	21,220,157	1,508,636	58,052	17,802,495
Edward (Ned) J. Hayes, Jr.	22,489,632	240,805	56,406	17,802,497
Annette Jacobs	22,475,954	257,698	53,193	17,802,495
Peter D. Ley	22,477,945	252,350	56,550	17,802,495
John Niles Wanamaker	22,478,401	246,745	61,698	17,802,496
David Karp	21,351,015	1,379,088	57,555	17,801,682

Proposal 2 -2011 Incentive Award Plan;

The Company proposal to approve the Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
16,323,706	6,299,967	163,985	17,801,682

Proposal 3 –Advisory vote on executive compensation;

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
21,955,284	710,102	122,268	17,801,686

Proposal 4 –Advisory vote on the frequency of future executive compensation vote;

The Company proposal requesting that shareholders vote on the frequency of future advisory votes on executive compensation, on an advisory basis, received the following votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
17,113,125	2,784,672	2,760,316	129,541	17,801,686

On June 16, 2011, the Company’s Board of Directors determined, consistent with the shareholders advisory vote, that the future advisory votes on the Company’s executive compensation will be held annually.

Proposal 5 –Ratification of the appointment of the Company’s independent auditors;

The Company proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent auditors for the year ending December 31, 2011 was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
40,120,888	401,438	67,014	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 16, 2011	By:	/s/ Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary